Exhibit 10.3

AMENDMENT TO LICENSE AGREEMENT

This Amendment to License Agreement (the “Amendment”) is made on April 3,  2015 (the “Amendment Date”), by and between TRACON Pharmaceuticals, Inc., a Delaware corporation (“Licensee”) and Case Western Reserve University (“CASE”), an Ohio non-profit corporation.

Whereas,  Licensee and CASE are parties to that certain License Agreement, dated August 2, 2006 (the “Agreement”); and

Whereas, the parties wish to amend the Agreement as set forth in this Amendment.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

1.	Definitions:

1.1    Section 1.5 of the Agreement is hereby deleted and replaced in its entirety as follows:

“1.5  The term “Combination Therapeutic” shall mean a therapeutic formulation comprising methoxyamine (or a methoxyamine derivative) and an additional formulation(s) to be administered in conjunction with the first formulation, (albeit not necessarily simultaneously) falling within the definition of Licensed Technology, comprising one or more therapeutic compounds distinct from methoxyamine (or a methoxyamine derivative) administered to a Subject.  Current Combination Therapeutics and Clinical Trials associated therewith are listed in Exhibit A to this Agreement.”

1.2    Section 1.9 of the Agreement is hereby deleted and replaced in its entirety as follows:

“1.9  The term “Derivative” shall mean intellectual property developed by Licensee, that includes, or is based in whole or in part on, the Licensed Technology, including, but not limited to Licensee-created modifications, enhancements or other material.  Licensee shall be entitled to establish all proprietary rights for itself in the intellectual property represented by Derivatives, whether in the nature of trade secrets, copyrights, patents or other rights, but (a) Derivatives shall [*] (b) Derivatives may not [*], unless the License granted under Section 2.1 of this Agreement is then in effect  CASE, and any non-profit health care institution affiliated with it, shall have the right to use Derivatives for research, educational, academic and administrative purposes.

Derivatives in existence as of the Amendment Date are listed in Exhibit B to this Agreement.”

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.3    Section 1.14 of the Agreement is hereby deleted and replaced in its entirety as follows:

“1.14  The term “Field of Use” shall mean (i) all mammalian therapeutic and diagnostic uses which make use of an AP endonuclease inhibitor (“APE inhibitor”) and wherein the APE inhibitor is methoxyamine or a Methoxyamine Analog and (ii) diagnostic and/or analytical kits in the field of cancer that are related to the development and commercialization of an APE inhibitor.”

1.4    After Section 1.42 of the Agreement, a new Section 1.43 is added as follows:

“1.43  The term “Methoxyamine Analog” shall mean AP endonuclease inhibitors having an amino-oxy group that binds to AP (apurinic/apyrimidine) sites in DNA.”

1.5    After new Section 1.43 of the Agreement, a new Section 1.44 is added as follows:

“1.44  The term “Orphan Drug Designation” shall mean a drug or biological product that has received “orphan designation” and been granted market exclusivity for a specified period by the U.S. government to treat a qualified disease or condition under the criteria specified in the Orphan Drug Act and FDA’s implementing regulations at 21 CFR part 316.”

2.	Section 3 of the Agreement is hereby deleted and replaced in its entirety as follows:

“The term of this Agreement shall begin on the Effective Date and shall expire (if not sooner terminated) on the latest to occur of (a) on a country-by-country basis on the expiration date of the last-to-expire Patent in such country, (b) at the end of the market exclusivity period for any Licensed Product which receives Orphan Drug Designation (c) on a country-by-country basis on the expiration date of the last to expire patent that issues to Licensee and that claims any Derivative created by Licensee prior to expiration or termination of this Agreement, or (d)  on the twentieth (20th) anniversary of the Effective Date.”

3.	Section 4.2 of the Agreement is hereby deleted and replaced in its entirety as follows:

“Licensee shall, at a minimum, achieve the following milestones (“Diligence Milestones”):

(a)

On or before the first anniversary of the Effective Date, a Development Committee (the “Committee”) shall be organized to monitor the clinical progress of the Licensed Products at Licensee’s expense. The Committee will consist of independent scientific and technical thought leaders that are highly regarded by the scientific community in the field of each Licensed Product and at least one representative from each of CASE and Licensee. The Committee will be responsible for (i) making recommendations to Licensee’s management relating to the pre-clinical and clinical development strategy; (ii) analyzing and assessing ongoing pre-clinical and clinical development of each Licensed Product; and (iii) assisting Licensee in preparing pre-clinical and clinical development budgets. The actions and opinions of the Committee will be confidential

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(specifically, CASE may be asked to enter into a separate confidentiality agreement to govern the Committee meetings), however, the CASE representative may report clinical updates to a designated senior official at CASE and the Technology Transfer Office of CASE who will agree to keep such information confidential. The Committee will meet at least once a year.

(b)	On or before the [*] anniversary of the Effective Date, [*].
(c)	On or before the [*] anniversary of the Effective Date, [*].
(d)	On or before the [*] anniversary of the Effective Date, [*].
(e)	Within [*] years of [*].
(f)	Within [*] years of [*].
(g)	Within [*] years of [*].
(h)	Within [*] years of [*].

Licensee shall be deemed to have achieved the above milestones whether they are achieved directly by Licensee or through an Affiliate, sublicensee or collaborator.”

4.	Section 5.5 of the Agreement is hereby deleted and replaced in its entirety as follows:

“Milestone Payment Amounts.  The Licensee will make a payment to CASE within thirty (30) days of each occurrence of the achievement of a Milestone as follows:

MILESTONE	MILESTONE PAYMENT AMOUNT
[*].	[*] Dollars (U.S. [*])

[*].	[*] Dollars (U.S. $[*])

[*].	[*] Dollars (U.S. [*])

[*]	[*] Dollars (U.S. [*])

[*].	[*] Dollars (U.S. $[*])

[*].	[*] Dollars (U.S. $[*])

[*].	[*] Dollars (U.S. $[*])

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*].	[*] Dollars (U.S. $[*])

[*].	[*] Dollars (U.S. $[*])

[*].	[*] Dollars (U.S. $[*])

[*].	[*] Dollars (U.S. $[*])

[*].	[*] Dollars (U.S. $[*])

[*].	[*] Dollars (U.S. $[*])

For purposes of this Section 5.5, a Combination Therapeutic will be deemed a second or third Combination Therapeutic if the therapeutic compound(s) comprising the additional formulation(s) (other than methoxyamine or a methoxyamine derivative) included in such Combination Therapeutic are not included in the Combination Therapeutic(s) that were the subject of an NDA or application for Disposition, as applicable, previously approved by the applicable regulatory body (i.e., are not included in the Combination Therapeutic(s) that triggered the preceding Milestone(s)).”

5.	After Section 9.7 of the Agreement, a new Section 9.8 is added as follows:

“9.8  As of the Amendment Date, CASE has incurred historical expenses for the New Patents of sixty one thousand four hundred thirty two dollars and fifteen cents ($61,432.15) for invoices received through 02/20/2015 (the “New Expenses”).  Licensee shall pay the New Expenses to CASE within thirty (30) days of the Amendment Date.”

6.	Section 11.5 of the Agreement is hereby deleted and replaced in its entirety as follows:

“In the event of expiration of this Agreement pursuant to Section 3, then effective upon the date of expiration, Licensee shall have a royalty-free non-exclusive license under the Licensed Technology to make, have made, use, have used, offer to sell, produce, manufacture, distribute, market and Dispose of Licensed Product(s) and to create Derivatives and/or Biological Materials for the Field of Use.  In the event of termination of this Agreement by CASE or Licensee (prior to expiration under Section 3), then Licensee shall have no further right with respect to the Licensed Technology and this Section 11.5 shall have no force or effect.”

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.	Section 17 of the Agreement is hereby deleted and replaced in its entirety as follows:

“17.1  Before Licensed Technology is administered to human beings, Licensee shall obtain and maintain appropriate coverage of general liability, product liability, and public liability insurance in the amount of no less than Three Million Dollars ($3,000,000) to protect CASE , its trustees, officers, employees, attorneys, and agents under the indemnification provided hereunder.  CASE, its trustees, officers, employees, attorneys, and agents shall be named as additional insureds on Licensee’s insurance policies and shall be provided appropriate certificates of insurance thereunder.

17.2  CASE may periodically evaluate the adequacy of the minimum coverage of insurance and deductible limits specified in this Section 17.  CASE reserves the right to require Licensee to reasonably adjust the insurance coverage by modifying the types of required coverages, the limits and/or financial rating and/or the method of financial rating of Licensee’s insurers as such changes are required of CASE by its insurance carrier.    CASE shall provide Licensee with reasonable advance notice, contingent on CASE receiving timely notice from its insurance carrier, of any proposed modification to Licensee’s insurance coverage and, if so requested by Licensee, discuss any proposed modifications in good faith.  Should any of the requirements of this Section 17 not be available for Licensee to reasonably acquire in the insurance market at commercially reasonable rates or at all, the parties shall work together in good faith to achieve a commercially reasonable resolution thereof.

17.3  Each policy of insurance which Licensee is required to obtain hereunder shall (a) be with reputable and financially secure insurance carriers having at least an A rating (A rating or above by A.M. Best) and an A.M. Best Class Size of at least VIII, (b) list each of CASE, its trustees, officers, employees, faculty, staff, students, agents and their respective successors, heirs and assigns as additional insured, (c) be endorsed to provide that the insurer waives all subrogation rights which the insurer otherwise has or could have against any additional insured, (d) be primary in respect of all additional insured, and (e) provide that the identified insurer will not cancel or fail to renew the identified insurance without giving CASE at least 30 days' prior written notice thereof.

17.4  Within thirty (30) days following the Amendment Date, and thereafter no later than the day on which any such policy of insurance is renewed or replaced, Licensee shall provide CASE with an updated Certificate of Insurance from each such insurer which evidences compliance by Licensee with its obligations hereunder.  Upon the from time to time request of CASE, Licensee shall provide CASE with a copy of the policy, status of claims and claims history respecting any of the insurance required to be maintained by Licensee hereunder.

17.5  For the avoidance of doubt, the minimum insurance coverage and limits set forth in this Agreement do not constitute a limitation on Licensee’s liability or obligations

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to indemnify or defend CASE and any other additional insured under this Agreement.”

8.	Attachment A of the Agreement is hereby deleted and replaced in its entirety with the new Attachment A attached hereto and incorporated herein.
9.

Entire Agreement.  The Agreement, as amended by this Amendment, embodies the entire understanding of the parties and shall supersede all previous communications, representations and understandings, whether oral, written or otherwise, between the parties relating to the subject matter hereof.  Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

10.

Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.  This Amendment may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

[THIS SPACE INTENTIONALLY LEFT BLANK]

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, Licensee and CASE have executed this Amendment as of the Amendment Date.

Signed:

TRACON Pharmaceuticals, Inc.		Case Western Reserve University
By:	/s/ Charles P. Theuer	By:	/s/ Michael J. Haag
Print Name:	Charles P. Theuer	Print Name:	Michael J. Haag
Title:	President and CEO	Title:	Executive Director Technology Management, Technology Transfer Officer, Case Western Reserve University

Address for Notices:		Address for Notices:

TRACON Pharmaceuticals, Inc.		Case Western Reserve University
8910 University Center Lane, Suite 700		10900 Euclid Avenue
San Diego, CA 92122		Cleveland, Ohio 44106
Attention: H Casey Logan, M.B.A.		Attention: Assistant Vice President for
Facsimile: (858) 550-0786		Technology Transfer
Facsimile: (216) 368-0196

		Signed:	/s/ Sally J. Staley
		Name:	Sally J. Staley
		Title:	Chief Investment Officer

[Signature Page to Amendment]

Exhibit A

Combination Therapeutics and Clinical Trials

[*]

Licensee represents and warrants that the above list of Combination Therapeutics and Clinical Trials  represents a true, accurate, and complete list of Combination Therapeutics and Clinical Trials known to Licensee to have been either approved or submitted as of the Amendment Date.  For the avoidance of doubt, the above list includes all Combination Therapeutics and Clinical Trials related to TRC102 actually known to Licensee’s officers which have either been approved or have been submitted.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Derivatives

[*]

Licensee represents and warrants that the above list of Derivatives represents a true, accurate, and complete list of Derivatives known to Licensee as of the Amendment Date.  For the avoidance of doubt, the above list includes all known patents related to TRC102 naming Licensee as the assignee or co-assignee.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment A

Description of Licensed Technology

[*]

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.